                                                                    EXHIBIT 13.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 20-F of Celanese AG (the
"Company") for the period August 25, 2005 to September 30, 2005 and the period
October 1, 2004 to August 24, 2005, as filed with the Securities and Exchange
Commission on the date hereof (the "Report"), the undersigned, Peter
Jakobsmeier, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) The Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

Dated: March 31, 2006

By: /s/ Peter Jakobsmeier
    -----------------------------
Name: Peter Jakobsmeier
Title: Chief Financial Officer